UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2012 (September 10, 2012)

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

Item 9.01 Financial Statements and Exhibits

SIGNATURE

Item 5.03 – Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On September 10, 2012, our Board of Directors (the “Board”) amended Article I, Section .01 of our By-Laws to provide the Board with full discretion to set the date of our Annual Meeting.

The foregoing description is qualified in its entirety by reference to the amendment approved by the Board as contained in the Amendment to By-Laws of CardioGenics Holdings Inc., effective September 10, 2012, a copy of which is attached hereto and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

3.1	Amendment to By-Laws of CardioGenics Holdings Inc. dated September 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
Name: Yahia Gawad
Title: Chief Executive Officer

Dated: September 14, 2012